                                                                   EXHIBIT 99.01

                       First USA Credit Card Master Trust
                        Excess Spread Analysis - May 2001

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Series                                    1994-4     1994-6      1994-8      1995-2     1996-2     1996-4
Deal Size                                 $870MM     $898MM      $602MM      $795MM     $723MM     $602MM
Expected Maturity                       11/15/01    1/15/02    11/15/01     3/15/02    6/10/03    8/10/06
----------------------------------------------------------------------------------------------------------

Yield                                     17.90%     17.90%      17.90%      17.90%     17.90%     17.90%
Less:     Coupon                           4.56%      4.54%       4.37%       4.43%      4.45%      4.49%
          Servicing Fee                    1.50%      1.50%       1.50%       1.50%      1.50%      1.50%
          Net Credit Losses                6.79%      6.79%       6.79%       6.79%      6.79%      6.79%
Excess Spread:
          May-01                           5.04%      5.05%       5.23%       5.17%      5.15%      5.10%
          April-01                         4.95%      4.97%       4.77%       5.02%      5.06%      5.01%
          March-01                         6.05%      6.07%       5.97%       6.12%      6.10%      6.05%
Three Month Average Excess Spread          5.35%      5.36%       5.32%       5.43%      5.44%      5.39%

Delinquency:
          30 to 59 Days                    1.39%      1.39%       1.39%       1.39%      1.39%      1.39%
          60 to 89 Days                    0.95%      0.95%       0.95%       0.95%      0.95%      0.95%
          90+ Days                         1.85%      1.85%       1.85%       1.85%      1.85%      1.85%
          Total                            4.19%      4.19%       4.19%       4.19%      4.19%      4.19%

Payment Rate                              14.44%     14.44%      14.44%      14.44%     14.44%     14.44%

--------------------------------------------------------------------------------------------------------
Series                                    1996-6     1996-8     1997-1     1997-2     1997-3     1997-4
Deal Size                               $1,039MM     $482MM     $904MM     $602MM     $602MM     $602MM
Expected Maturity                       11/10/03    1/10/04    2/17/04    5/17/04    6/17/02    6/17/07
--------------------------------------------------------------------------------------------------------

Yield                                     17.90%     17.90%     17.90%     17.90%     17.90%     17.90%
Less:     Coupon                           4.41%      4.39%      4.32%      4.35%      4.32%      4.44%
          Servicing Fee                    1.50%      1.50%      1.50%      1.50%      1.50%      1.50%
          Net Credit Losses                6.79%      6.79%      6.79%      6.79%      6.79%      6.79%
Excess Spread:
          May-01                           5.19%      5.21%      5.28%      5.25%      5.28%      5.16%
          April-01                         5.09%      5.11%      5.17%      5.14%      5.17%      5.06%
          March-01                         6.13%      6.16%      6.36%      6.33%      6.36%      6.24%
Three Month Average Excess Spread          5.47%      5.49%      5.60%      5.57%      5.60%      5.49%

Delinquency:
          30 to 59 Days                    1.39%      1.39%      1.39%      1.39%      1.39%      1.39%
          60 to 89 Days                    0.95%      0.95%      0.95%      0.95%      0.95%      0.95%
          90+ Days                         1.85%      1.85%      1.85%      1.85%      1.85%      1.85%
          Total                            4.19%      4.19%      4.19%      4.19%      4.19%      4.19%

Payment Rate                              14.44%     14.44%     14.44%     14.44%     14.44%     14.44%

========================================================================================================

                       First USA Credit Card Master Trust
                        Excess Spread Analysis - May 2001


-----------------------------------------------------------------------------------------------------------
Series                                   1997-5    1997-6 (1)     1997-7     1997-8      1997-9     1998-1
Deal Size                                $783MM     $1,566MM      $602MM     $939MM      $602MM     $843MM
Expected Maturity                       8/17/04      7/17/02     9/17/04    9/17/07    10/17/04    5/18/03
-----------------------------------------------------------------------------------------------------------

Yield                                    17.90%       19.87%      17.90%     17.90%      17.90%     17.90%
Less:     Coupon                          4.55%        6.50%       4.32%      4.38%       4.30%      4.40%
          Servicing Fee                   1.50%        1.50%       1.50%      1.50%       1.50%      1.50%
          Net Credit Losses               6.79%        6.79%       6.79%      6.79%       6.79%      6.79%
Excess Spread:
          May-01                          5.05%        5.07%       5.27%      5.21%       5.30%      5.20%
          April-01                        5.03%        5.24%       5.17%      5.11%       5.19%      5.12%
          March-01                        6.22%        6.60%       6.35%      6.30%       6.38%      6.32%
Three Month Average Excess Spread         5.43%        5.64%       5.60%      5.54%       5.62%      5.55%

Delinquency:
          30 to 59 Days                   1.39%        1.39%       1.39%      1.39%       1.39%      1.39%
          60 to 89 Days                   0.95%        0.95%       0.95%      0.95%       0.95%      0.95%
          90+ Days                        1.85%        1.85%       1.85%      1.85%       1.85%      1.85%
          Total                           4.19%        4.19%       4.19%      4.19%       4.19%      4.19%

Payment Rate                             14.44%       14.44%      14.44%     14.44%      14.44%     14.44%

------------------------------------------------------------------------------------------------------
Series                                   1998-3    1998-4     1998-5     1998-6     1998-7     1998-8
Deal Size                                $964MM    $843MM     $783MM     $964MM     $904MM     $602MM
Expected Maturity                       6/18/01    /18/05    8/18/03    8/18/08    8/18/01    9/18/05
------------------------------------------------------------------------------------------------------

Yield                                    17.90%    17.90%     17.90%     17.90%     17.90%     17.90%
Less:     Coupon                          4.19%     4.25%      4.23%      4.44%      4.24%      4.32%
          Servicing Fee                   1.50%     1.50%      1.50%      1.50%      1.50%      1.50%
          Net Credit Losses               6.79%     6.79%      6.79%      6.79%      6.79%      6.79%
Excess Spread:
          May-01                          5.41%     5.34%      5.36%      5.16%      5.35%      5.28%
          April-01                        5.24%     5.18%      5.19%      5.08%      5.18%      5.10%
          March-01                        6.44%     6.38%      6.39%      6.28%      6.38%      6.30%
Three Month Average Excess Spread         5.70%     5.63%      5.65%      5.51%      5.64%      5.56%

Delinquency:
          30 to 59 Days                   1.39%     1.39%      1.39%      1.39%      1.39%      1.39%
          60 to 89 Days                   0.95%     0.95%      0.95%      0.95%      0.95%      0.95%
          90+ Days                        1.85%     1.85%      1.85%      1.85%      1.85%      1.85%
          Total                           4.19%     4.19%      4.19%      4.19%      4.19%      4.19%

Payment Rate                             14.44%    14.44%     14.44%     14.44%     14.44%     14.44%

======================================================================================================

(1) Includes effect of Series 1997-6 Net SWAP Receipts or Payments.

                       First USA Credit Card Master Trust
                        Excess Spread Analysis - May 2001


--------------------------------------------------------------------------------------------------------
Series                                   1998-9      1999-1     1999-2     1999-3     1999-4     2001-1
Deal Size                                $747MM    $1,205MM     $602MM     $833MM     $595MM     $893MM
Expected Maturity                       1/20/04     2/19/04    2/21/06    4/19/04    5/20/02    1/19/06
--------------------------------------------------------------------------------------------------------

Yield                                    17.90%      17.90%     17.90%     17.90%     17.90%     17.90%
Less:     Coupon                          5.35%       4.46%      4.52%      4.46%      4.24%      4.33%
          Servicing Fee                   1.50%       1.50%      1.50%      1.50%      1.50%      1.50%
          Net Credit Losses               6.79%       6.79%      6.79%      6.79%      6.79%      6.79%
Excess Spread:
          May-01                          4.24%       5.13%      5.08%      5.14%      5.36%      5.26%
          April-01                        5.03%       5.05%      4.99%      5.05%      5.17%      5.09%
          March-01                        6.24%       6.26%      6.20%      6.26%      6.39%      6.30%
Three Month Average Excess Spread         5.17%       5.48%      5.42%      5.48%      5.64%      5.55%

Delinquency:
          30 to 59 Days                   1.39%       1.39%      1.39%      1.39%      1.39%      1.39%
          60 to 89 Days                   0.95%       0.95%      0.95%      0.95%      0.95%      0.95%
          90+ Days                        1.85%       1.85%      1.85%      1.85%      1.85%      1.85%
          Total                           4.19%       4.19%      4.19%      4.19%      4.19%      4.19%

Payment Rate                             14.44%      14.44%     14.44%     14.44%     14.44%     14.44%

--------------------------------------------------------------------------
Series                                      2001-2    2001-3    2001-4
Deal Size                                  $1488MM    $750MM    $714MM
Expected Maturity                          3/19/04   3/20/06    /10/06
--------------------------------------------------------------------------

Yield                                       17.90%    17.90%    17.90%
Less:     Coupon                             4.27%     4.34%     4.39%
          Servicing Fee                      1.50%     1.50%     1.50%
          Net Credit Losses                  6.79%     6.79%     6.79%
Excess Spread:
          May-01                             5.32%     5.27%     5.20%
          April-01                           5.14%     5.09%    NA
          March-01                           6.35%     6.30%    NA
Three Month Average Excess Spread            5.61%     5.55%    NA

Delinquency:
          30 to 59 Days                      1.39%     1.39%     1.39%
          60 to 89 Days                      0.95%     0.95%     0.95%
          90+ Days                           1.85%     1.85%     1.85%
          Total                              4.19%     4.19%     4.19%

Payment Rate                                14.44%    14.44%    14.44%

================================================================================